news release

Omnicare Appoints John L. Workman Chief Executive Officer

Appoints Nitin Sahney, Chief Operating Officer, to the additional role of President and Robert “Rocky” Kraft as Chief Financial Officer

CINCINNATI, September 13, 2012 - Omnicare, Inc. (NYSE: OCR) announced today that its Board of Directors has named John L. Workman Chief Executive Officer, effective immediately. He will also serve as a member of Omnicare's Board of Directors. Mr. Workman has served as Omnicare's interim CEO since June 2012.
The Company also announced that it has appointed Nitin Sahney, Chief Operating Officer, to the additional role of President and promoted Robert “Rocky” Kraft from Senior Vice President, Finance, to Chief Financial Officer, both effective immediately.
“We are pleased to announce that after a thorough search process, the Board has chosen John Workman to lead Omnicare as Chief Executive Officer,” said James D. Shelton, Omnicare's Chairman of the Board. “John is a proven executive who has provided outstanding leadership to Omnicare, as well as in-depth understanding of our industry and opportunities for sustained growth. He has been intimately involved in executing on our strategy and improving our operations to deliver results for all our stakeholders. The Board was unanimous that John is the right person to help us achieve our goals and lead Omnicare into the future.”

Mr. Workman said, “I am honored that the Board has selected me to lead Omnicare and am confident that we will continue to successfully execute on our core strategies. Omnicare has a tremendous team of more than 14,000 employees who are dedicated to improving the quality of patient care through essential pharmaceutical services amid a rapidly changing healthcare landscape. I look forward to partnering with our Board, management team and employees to drive profitable and sustainable growth, as we remain focused on enhancing the customer experience while improving the efficiency of our operations.”

In commenting on the executive leadership appointments Mr. Workman said, “I greatly value my partnership with Nitin and am delighted that he has been appointed President. We believe this structure will serve Omnicare well, as we are both committed to better leveraging the Company's strong platform through a disciplined approach to operations.

“I am also pleased that Rocky has been promoted to Chief Financial Officer. Rocky has played a significant role in the recent initiatives designed to improve the Company's capital structure. His outstanding track record of success in senior financial and accounting roles, combined with his business acumen and knowledge of our business makes him a natural choice to lead our finance organization.”

Omnicare, Inc. 201 E. Fourth Street Cincinnati, Ohio 45202 513/719-2600 513/719-2620 Fax

About John L. Workman

Mr. Workman has served as Interim Chief Executive Officer since June 2012 and as Chief Financial Officer since November 2009. He was appointed President in February 2011. From 2004 to 2009, he served as Executive Vice President and Chief Financial Officer of HealthSouth Corporation as a key member of the team that transformed the operations of HealthSouth. Prior to joining HealthSouth, Mr. Workman served as Chief Executive Officer of U.S. Can Corporation where he also served as Chief Operating Officer and Chief Financial Officer during his six-year tenure. Before that, he spent more than 14 years with Montgomery Ward & Company, Inc., serving in various capacities, including Chief Financial Officer and Chief Restructuring Officer. Mr. Workman began his career with the public accounting firm KPMG, where he was a partner. A certified public accountant, Mr. Workman received a bachelor's degree in Accounting from Indiana University and an M.B.A. from the University of Chicago.

About Nitin Sahney
Mr. Sahney has served as Omnicare's Chief Operating Officer since June 2012 and is responsible for the strategic and operational leadership for all of Omnicare's business operations. Previously, Mr. Sahney led the design and formation of Omnicare's Specialty Care Group in 2010 from five separate business entities into a cohesive operating segment through a focus on growth, operational excellence and accountability. Prior to joining Omnicare, Mr. Sahney had been managing a healthcare investment fund and served in a strategic advisory capacity. As the founder of RxCrossroads, Mr. Sahney transformed a start-up into one of the nation's fastest growing specialty pharmaceutical services companies, serving as the President and CEO from 2001 until 2007.  Prior to RxCrossroads, he held a variety of senior management positions with Cardinal Healthcare. Mr. Sahney received a Bachelor of Arts degree in Economics from Punjab University and a Master of Business Administration degree from Clarion University.

About Robert “Rocky” Kraft

Mr. Kraft has served as Omnicare's Senior Vice President of Finance since November 2010 responsible for Omnicare's accounting, tax, treasury, financial planning and analysis and non-drug purchasing. Prior to joining Omnicare, Mr. Kraft was a Partner at PricewaterhouseCoopers with more than 18 years of experience working with a broad range of publicly held and private clients in a variety of industries including Healthcare, Consumer Products, Technology and Manufacturing. In addition to assisting clients in meeting their recurring audit and financial reporting responsibilities, he has extensive involvement in the areas of mergers, acquisitions and divestitures, restructuring and merger integration projects, debt and equity securities offerings, and working with clients' management to solve business, operations and financial issues. Mr. Kraft received a bachelor's degree in accounting from the University of Dayton and is a Certified Public Accountant in Ohio, Kentucky and New York.

About Omnicare

Omnicare, Inc., a Fortune 400 company based in Cincinnati, Ohio, provides comprehensive pharmaceutical services to patients and providers across North America. As the market-leader in professional pharmacy, related consulting and data management services for skilled nursing, assisted living and other chronic care institutions, Omnicare leverages its unparalleled clinical insight into the geriatric market along with some of the industry's most innovative technological capabilities to the benefit of its long-term care customers. Omnicare also provides key commercialization services for the bio-pharmaceutical industry and end-of-life disease management through its Specialty Care Group. For more information, visit www.omnicare.com.

Forward-looking Statements

In addition to historical information, this report contains certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed or incorporated by reference in this document (including statements as to “beliefs,” “expectations,” “anticipations,” “intentions” or similar words) and all statements which are not statements of historical fact. Such forward-looking statements, together with other statements that are not historical, are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, the Company's actual results, performance or achievements could differ materially from those expressed in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, the Company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Contact:

Media:
Ed Loyd
(513) 719-0808
ed.loyd@omnicare.com

Investors:
Patrick C. Lee
(513) 719-1507
patrick.lee@omnicare.com